GUARDIAN VARIABLE PRODUCTS TRUST

Guardian Integrated Research VIP Fund
Guardian International Value VIP Fund

Supplement dated December 17, 2021

to the Prospectus and Statement of Additional Information (“SAI”)

Dated May 1, 2021, as supplemented

Effective December 8, 2021, the following changes are made to the Prospectus and SAI, as applicable:

Guardian Integrated Research VIP Fund only:

At a meeting of the Board of Trustees of Guardian Variable Products Trust (the “Trust”) held on December 7-8, 2021, the Board of Trustees approved a revised subadvisory fee to be reflected on Schedule A of the Sub-Advisory Agreement dated August 8, 2016 between Park Avenue Institutional Advisers LLC and Wellington Management Company LLP with respect to Guardian Integrated Research VIP Fund.  Accordingly, the “Subadvisory Fee Schedules” sub-section within the “Information About the Subadvisers/Portfolio Managers” section on page 57 of the SAI is revised by replacing the entry for Guardian Integrated Research VIP Fund in the following table of that section in its entirety with the following:

Subadviser	Fund	Annual Subadvisory Fee
Wellington	Guardian Integrated Research VIP Fund	0.25% on assets up to $100 million; 0.20% on assets over $100 million

Guardian International Value VIP Fund only:

At a meeting of the Board of Trustees of Guardian Variable Products Trust (the “Trust”) held on December 7-8, 2021, the Board of Trustees considered and approved a proposal to approve (i) a new investment sub-advisory agreement between Park Avenue Institutional Advisers LLC and Schroder Investment Management North America Inc. (“SIMNA”) and (ii) a new investment sub-subadvisory agreement between SIMNA and Schroder Investment Management North America Limited (“SIMNA Ltd.”) with respect to Guardian International Value VIP Fund (the “Fund”) (the “Agreements”).

The proposal is subject to approval by the shareholders of the Fund at a special meeting of shareholders to be held on February 11, 2021.

The Board also approved a change to the Fund’s name to Guardian International Equity VIP Fund, to become effective upon shareholder approval of the Agreements.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.